[GRAPHIC OMITTED]


Short-Intermediate
Income Fund, Inc.
(Class A Shares)


Prospectus
May 1, 2000

The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

{GRAPHIC OMITTED]

This mutual fund (the "Fund") seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares (the "Class A Shares") of the Fund.


TABLE OF CONTENTS
-----------------

Investment Summary ............................   1
Fees and Expenses of the Fund .................   2
Investment Program ............................   3
The Fund's Net Asset Value ....................   4
How to Buy Shares .............................   4
How to Redeem Shares ..........................   5
Telephone Transactions ........................   6
Sales Charges .................................   6
Dividends and Taxes ...........................   8
Investment Advisor and Sub-Advisor ............   8
Financial Highlights ..........................  10


Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Objectives and Strategies

      The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. The Fund's investment advisor and sub-advisor (the "Advisors") select U.S. Government securities, corporate debt and mortgage-backed and asset-backed securities for the Fund's portfolio subject to quality, maturity and duration criteria. Corporate debt will be rated at least "A" by either Moody's Investors Services, Inc. or Standard & Poors Ratings Group. Mortgage and asset-backed securities will be rated at least "AAA" by S&P or "Aaa" by Moody's. Under normal circumstances, the Fund's portfolio will have a dollar-weighted average maturity at the time of investment of three to five years and a maximum duration of four years.

Risk Profile

      The Fund may be suited for you if you are seeking a high level of current income but are willing to sacrifice some of that income to reduce your risk of capital loss.

      The value of your investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. These prices will, in turn, change in response to economic and market factors and especially in response to changes in interest rates.

      Interest Rate Risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

      Maturity, Duration and Credit Risk. The increases and decreases in the value of the Fund's shares in response to changes in interest rates will generally be larger if the Fund's portfolio has a longer duration, if the Fund holds securities with longer maturities or if the Fund holds lower-quality securities.

      Prepayment Risk. Unexpected prepayment of principal in connection with mortgage-backed securities held by the Fund may negatively impact the value of your investment in the Fund.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

      The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The different levels of performance over time provide an indication of the risks of investing in the Fund. The chart and table provide an historical record and do not necessarily indicate how the Fund will perform in the future.

                                Class A Shares*
                          For years ended December 31,


  5.68%      8.98%      (3.32)%      15.43%      4.04%      7.13%      6.81%      0.70%
 ---------------------------------------------------------------------------------------
  1992       1993        1994         1995       1996       1997       1998        1999


* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1999 through March 31, 2000, the year-to-date return for Class A Shares was 1.62%.

     During the eight-year period shown in the bar chart, the highest return for a quarter was 4.98% (quarter ended 6/30/95) and the lowest return for a quarter was (2.55)% (quarter ended 3/31/94).

Average Annual Total Return (for periods ended December 31, 1999)

                                                              Lehman Brothers Intermediate     Merrill Lynch 1-3
                                                                  Government/Corp Bond           Year Treasury
                                    Class A Shares(1)                    Index(2)                   Index(2)
                            ------------------------------   ------------------------------   ------------------
Past One Year ...........                (0.81)%                           0.39%                      3.06%
Past Five Years .........                 6.40%                            7.10%                      6.51%
Since Inception .........                 6.10%(5/13/91)                   6.89%(3)                   6.10%(3)

-----------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.

(2) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index that is widely recognized as a general measure of the performance in the intermediate-term government and corporate bond sector. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that is widely recognized as a general measure of the performance in the short-term Treasury sector. The indexes are passive measures of bond and Treasury performance, respectively. They do not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

(3) For the period from 5/31/91 through 12/31/99.


FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) .....  1.50%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower) ...............................................  0.50%(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ..............................  None
Redemption Fee ...........................................................................  None
Exchange Fee .............................................................................  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees ..........................................................................  0.35%
Distribution and/or Service (12b-1) Fees .................................................  0.25%
Other Expenses ...........................................................................  0.33%
                                                                                            ----
Total Annual Fund Operating Expenses .....................................................  0.93%
Less Fee Waivers and Expense Reimbursements .............................................. (0.23)%(2)
                                                                                            ----
Net Expenses .............................................................................  0.70%
                                                                                            ====

-----------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares but, unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")
(2) The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 0.70% of the Class A Shares' average daily net assets. This agreement will continue until at least April 30, 2001 and may be extended.

Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 year     3 years     5 years     10 years
                               --------   ---------   ---------   ---------
     Class A Shares(1) .......   $220       $420        $637        $1,266

------------------------
(1) Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year one only.

     Federal regulations require that the Example reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies and Risk
Considerations

      The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure by investing primarily in U.S. Government securities, corporate debt and mortgage-backed and asset-backed securities.

      The Advisors are responsible for managing the Fund's investments. In selecting investments for the Fund, the Advisors first focus on a security's quality. They will only purchase securities that have been granted certain minimum credit ratings by an independent rating agency. Corporate debt will be rated at least "A" by either S&P or Moody's. Mortgage and asset-backed securities will be rated at least "AAA" by S&P or "Aaa" by Moody's. Then the Advisors focus on maturity and duration. Under normal circumstances, the Fund's portfolio will have an average maturity of three to five years and a maximum duration of four years. Average maturity measures the average time until which the bonds in the Fund's portfolio are payable. Average duration measures the Fund's exposure to the risk of changing interest rates. Some of the securities selected by the Advisors will be mortgage-backed and asset-backed securities. A mortgage-backed security represents an interest in a pool of underlying mortgage loans. An asset-backed security represents an interest in an underlying pool of assets, such as auto loans or credit card receivables.

      An investment in the Fund entails risk.

      Interest Rate Risk. The primary risk of the Fund is interest rate risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

      Maturity, Duration and Credit Risk. The increases and decreases in the value of the Fund's shares in response to changes in interest rates will generally be larger if the Fund's portfolio has a longer duration, if the Fund holds securities with longer maturities or if the Fund holds lower-quality securities.

      Prepayment Risk. In addition to the interest rate risk experienced by all fixed income securities, mortgage-backed securities are exposed to prepayment risk. Rising interest rates tend to discourage refinancings, a primary source of prepayments. As a result, in a rising interest rate environment, the average life and volatility of mortgage-backed securities will increase and their market price will decrease. Falling interest rates tend to encourage refinancings. As a result, in a falling interest rate environment, the market price of mortgage-backed securities will not increase as much as other debt securities and the cash generated by the prepayments will have to be reinvested at the lower prevailing rates. Prepayment changes may make it difficult to calculate the average maturity of a portfolio of these securities and, therefore, the ability to assess the volatility risk of the portfolio.

      There can be no guarantee that the Fund will achieve its goals.

      To reduce the Fund's risks under adverse market conditions, the Advisors may make temporary defensive investments. These investments may not be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem Class A Shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

      The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. Eastern Time, it could be earlier on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share of a class is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.

      In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem Class A Shares.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

You may buy Class A Shares through your secur-ities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Class A Shares by sending your check (along with a completed Application Form) directly to the Fund.

      You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

      o If you are investing in an IRA account, your initial investment may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. Your subsequent investments may be as low as $100 if you participate in the monthly plan or $250 if you participate in the quarterly plan. Refer to the section on the Fund's Automatic Investing Plan for details.

      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.


Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in Class A Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Class A Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Class A Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in Class A shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

      Systematic Purchase Plan. You may also purchase Class A Shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      You may redeem Class A Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Class A Shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:


1) A letter of instructions specifying your account number and the number of Class A Shares or dollar amount you wish to redeem. All owners of shares must sign the letter exactly as their names appear on the account.

2) A guarantee of your signature if you are redeeming shares worth more than $50,000. You can obtain a signature guarantee from most banks or securities dealers.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.


Other Redemption Information

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

      If you own Class A Shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      If your Class A Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for Class A shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES
--------------------------------------------------------------------------------

Purchase Price

      The price you pay to buy Class A Shares is the offering price, which is calculated by adding any applicable sales charges to the Class A Shares' net asset value per share. The amount of any sales charge included in your purchase price is based on the following schedule:


                                       Class A
                                     Sales Charge
                                       as % of
                               ------------------------
                                Offering     Net Amount
Amount of Purchase                Price       Invested
-------------------------------------------------------
Less than  $100,000..........    1.50%         1.52%
$100,000 - $499,999.........     1.25%         1.27%
$500,000 - $999,999.........     1.00%         1.01%
$1,000,000 and over.........     None          None
-------------------------------------------------------

      Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares, you may pay a sales charge when you redeem your Class A Shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

      The sales charge you pay on your current purchase of Class A Shares may be reduced under the following circumstances:

      Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. Each time you make a purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Class A Shares you own will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in Class A shares of another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a broker-dealer authorized to sell shares of the Fund.

4)  If you are buying shares in any of the following types of accounts:

    (i)   A qualified retirement plan;

    (ii)  A Flag Investors fund payroll savings plan program;


    (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

Purchases by Exchange

      You may exchange Class A shares of any other Flag Investors fund for an equal dollar amount of Class A Shares, without payment of the sales charges described above or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund unless you acquired those shares through a prior exchange from shares of another Flag Investors fund. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

      You will pay a sales charge when you redeem Class A Shares within 24 months of purchase only if your shares were purchased at net asset value because they were part of an investment of $1 million or more. The amount of any sales charge deducted from your redemption price will be determined according to the following schedule:

                          Sales Charge as a Percentage
                              of the Dollar Amount
                               Subject to Charge
                                    (as % of
 Years Since Purchase            Cost or Value)
-------------------------------------------------------
First ................               0.50%
Second ...............               0.50%
Thereafter ...........               None
-------------------------------------------------------


      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to the shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of Class A shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

     Waiver of Sales Charge. You may redeem Class A Shares within 24 months of purchase without paying a sales charge under any of the following circumstances:


1) If you are exchanging your Class A Shares for Class A shares of another Flag Investors fund.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

     (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

     (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

5) If your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

Distribution Plan

      The Fund has adopted a plan under Rule 12b-1 that allows it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of Class A Shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges. In addition to these payments, the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends and to distribute net capital gains on an annual basis.


Taxes

      The following summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its net income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Each sale or exchange of the Fund's shares is generally a taxable event. The Fund will tell you annually how to treat dividends and distributions.

      More information about taxes is in the Statement of Additional
Information.

      Please contact your tax advisor if you have specific questions about federal, state and local income taxes.


INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------


      Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Fund's investment advisor and Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) ("Brown Trust" or the "Sub-Advisor") is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $14 billion of net assets as of March 31, 2000. Brown Trust is a Maryland trust company with approximately $5 billion under management as of March 31, 2000.

      ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Brown Trust. Brown Trust is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates.

      As compensation for its advisory services for the fiscal year ended December 31, 1999, ICCC received from the Fund a fee equal to 0.12% (net of fee waivers) of the Fund's average daily net assets. ICCC compensates Brown Trust out of its investment advisory fee. ICCC has contractually agreed to waive its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 0.70% of average daily net assets. This agreement will continue until at least April 30, 2001 and may be extended.

      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank, A.G. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The Advisor was formerly an indirect subsidiary of Bankers Trust Corporation.

      On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICCC became a subsidiary of Bankers Trust Corporation in a merger that occurred after these events took place. Bankers Trust plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

      As a result of the plea, absent an order from the SEC, ICCC may not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.


Portfolio Managers

      M. Elliott Randolph, Jr., and Paul D. Corbin have shared primary responsibility for managing the Fund's assets since its inception in 1991.

      Mr. Randolph has over 25 years of investment experience. He is a Partner at Brown Trust where he has served as the Fund's portfolio manager since October 1998. Prior to that he served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

      Mr. Corbin has 22 years of investment experience. He is a Partner at Brown Trust where he has served as the Fund's portfolio manager since October 1998. Prior to that he served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 1999 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request. The information for the years ended December 31, 1995 through December 31, 1998 has been audited by Deloitte & Touche LLP.

(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                Class A Shares
                                                      -------------------------------------------------------------------
                                                                       For the Years Ended December 31,
                                                      -------------------------------------------------------------------
                                                          1999           1998          1997          1996         1995
                                                      ------------   -----------   -----------   -----------   ----------
Per Share Operating Performance:
 Net asset value at beginning of year .............    $  10.48       $ 10.39       $ 10.28       $ 10.48      $  9.62
                                                       --------       -------       -------       -------      -------
Income from Investment Operations:
 Net investment income ............................        0.57          0.58          0.61          0.63         0.62
 Net realized and unrealized gain/(loss) on
   investments ....................................       (0.50)         0.11          0.10         (0.23)        0.84
                                                       ---------      -------       -------       -------      -------
 Total from Investment Operations .................        0.07          0.69          0.71          0.40         1.46
                                                       ---------      -------       -------       -------      -------
Less Distributions:
 Distributions from net investment income .........       (0.59)        (0.58)        (0.60)        (0.60)       (0.60)
 Distributions in excess of net investment
   income .........................................          --         (0.02)           --            --           --
 Return of capital ................................       (0.01)           --            --            --           --
                                                       ---------      -------       -------       -------      -------
 Total distributions ..............................       (0.60)        (0.60)        (0.60)        (0.60)       (0.60)
                                                       ---------      -------       -------       -------      -------
 Net asset value at end of year ...................    $   9.95       $ 10.48       $ 10.39       $ 10.28      $ 10.48
                                                       =========      =======       =======       =======      =======
Total Return(1) ...................................        0.70%         6.81%         7.13%         4.04%       15.43%
Ratios to Average Daily Net Assets:
 Expenses before waivers ..........................        0.93%         0.93%         0.96%         0.99%        0.93%
 Expenses after waivers ...........................        0.70%         0.70%         0.70%         0.70%        0.70%
 Net investment income ............................        5.63%         5.57%         5.92%         6.11%        6.00%
Supplemental Data:
 Net assets at end of year (000) ..................    $ 42,559       $47,107       $45,569       $58,584      $67,116
 Portfolio turnover rate ..........................          47%           40%           65%           42%          46%

-----------
(1) Total return excludes the effect of a sales charge.

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Sub-Advisor
BROWN INVESTMENT ADVISORY & TRUST COMPANY
Furness House
19 South Street
Baltimore, Maryland 21202

Distributor
ICC DISTRIBUTORS, INC.

Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-553-8080

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

[GRAPHIC OMITTED]


      Flag Investors o P.O. Box 515 o Baltimore, MD 21203 o (800) 767-FLAG
                             www.flaginvestors.com

--------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
(800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.

Investment Company Act File No. 811-6084                         SHORTPRS (5/00)

[GRAPHIC OMITTED]

Short-Intermediate
Income Fund, Inc.
(Institutional Shares)

Prospectus
May 1, 2000

The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC OMITTED]

This mutual fund (the "Fund") seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Institutional Shares (the "Institutional Shares") of the Fund. Institutional Shares may be purchased only by eligible institutions, by certain qualified retirement plans, or by investment advisory affiliates of DB Alex. Brown LLC or the Flag Investors family of funds on behalf of their clients. (See "How to Buy Institutional Shares.")


TABLE OF CONTENTS
-----------------

Investment Summary ............................  1
Fees and Expenses of the Institutional
   Shares .....................................  2
Investment Program ............................  2
The Fund's Net Asset Value ....................  3
How to Buy Institutional Shares ...............  4
How to Redeem Institutional Shares ............  4
Telephone Transactions ........................  4
Dividends and Taxes ...........................  5
Investment Advisor and Sub-Advisor ............  5
Financial Highlights ..........................  7


Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Objectives and Strategies

      The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. The Fund's investment advisor and sub-advisor (the "Advisors") select U.S. Government securities, corporate debt and mortgage-backed and asset-backed securities for the Fund's portfolio subject to quality, maturity and duration criteria. Corporate debt will be rated at least "A" by either Moody's Investors Services, Inc. or Standard & Poors Ratings Group. Mortgage and asset-backed securities will be rated at least "AAA" by S&P or "Aaa" by Moody's. Under normal circumstances, the Fund's portfolio will have a dollar-weighted average maturity at the time of investment of three to five years and a maximum duration of four years.

Risk Profile

      The Fund may be suited for you if you are seeking a high level of current income but are willing to sacrifice some of that income to reduce your risk of capital loss.

      The value of your investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. These prices will, in turn, change in response to economic and market factors and especially in response to changes in interest rates.

      Interest Rate Risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

      Maturity, Duration and Credit Risk. The increases and decreases in the value of the Fund's shares in response to changes in interest rates will generally be larger if the Fund's portfolio has a longer duration, if the Fund holds securities with longer maturities or if the Fund holds lower-quality securities.

      Prepayment Risk. Unexpected prepayment of principal in connection with mortgage-backed securities held by the Fund may negatively impact the value of your investment in the Fund.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

      The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The different levels of performance over time provide an indication of the risks of investing in the Fund. The chart and table provide an historical record and do not necessarily indicate how the Fund will perform in the future.


                              Institutional Shares*
                          For years ended December 31,


                      1996       1997       1998       1999
                     ----------------------------------------
                      4.20%      7.40%      7.07%      1.02%


--------------------------------------

* For the period from December 31, 1999 through March 31, 2000, the year-to-date return for the Institutional Shares was 1.64%.

      During the four-year period shown in the bar chart, the highest return for a quarter was 3.69% (quarter ended 9/30/98) and the lowest return for a quarter was (0.82)% (quarter ended 3/31/96).

Average Annual Total Return (for periods ended December 31, 1999)

                                                    Lehman
                                                   Brothers       Merrill
                                                 Intermediate      Lynch
                                                  Government/     1-3 Year
                             Institutional         Corp Bond      Treasury
                                Shares(1)          Index(2)       Index(2)
                                ---------          --------       --------
Past One Year ........       1.02%                  0.39%           3.06%
Since Inception ......       5.20%(11/2/95)         5.52%(3)        5.61%(3)

-----------
(1) These figures assume the reinvestment of dividends and capital gain distributions.
(2) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index that is widely recognized as a general measure of the performance in the intermediate-term government and corporate bond sector. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that is widely recognized as a general measure of the performance in the short-term Treasury sector. The indexes are passive measures of bond and Treasury performance, respectively. They do not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results. 3 For the period from 10/31/95 through 12/31/99.

FEES AND EXPENSES OF THE INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
     This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares.



     Shareholder Fees (fees paid directly from your investment):

     Maximum Sales Charge (Load) Imposed on Purchases ..............................   None
     Maximum Deferred Sales Charge (Load) ..........................................   None
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends ...................   None
     Redemption Fee ................................................................   None
     Exchange Fee ..................................................................   None

     Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

     Management Fees ...............................................................   0.35%
     Distribution and/or Service (12b-1) Fees ......................................   None
     Other Expenses ................................................................   0.33%
                                                                                     --------
     Total Annual Fund Operating Expenses ..........................................   0.68%
                                                                                     --------
     Less Fee Waivers and Expense Reimbursements ...................................  (0.23)%(1)
     Net Expenses ..................................................................   0.45%
                                                                                     ========

------------------------
(1) The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 0.45% of the Institutional Shares' average daily net assets. This agreement will continue until at least April 30, 2001 and may be extended.

Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 year     3 years     5 years     10 years
                                      --------   ---------   ---------   ---------
   Institutional Shares(1) ..........    $46        $196        $362        $853

------------------------
(1) Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year one only.

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies and Risk
Considerations

      The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure by investing primarily in U.S. Government securities, corporate debt and mortgage-backed and asset-backed securities.

      The Advisors are responsible for managing the Fund's investments. In selecting investments for the Fund, the Advisors first focus on a security's quality. They will only purchase securities that have been granted certain minimum credit ratings by an independent rating agency. Corporate debt will be rated at least "A" by either S&P or Moody's. Mortgage and asset-backed securities will be rated at least "AAA" by S&P or "Aaa" by Moody's. Then the Advisors focus on maturity and duration. Under normal circumstances, the Fund's portfolio will have an average maturity of three to five years and a maximum duration of four years. Average maturity measures the average time until which the bonds in the Fund's portfolio are payable. Average duration measures the Fund's exposure to the risk of changing interest rates. Some of the securities selected by the Advisors will be mortgage-backed and asset-backed securities. A mortgage-backed security represents an interest in a pool of underlying mortgage loans. An asset-backed security represents an interest in an underlying pool of assets, such as auto loans or credit card receivables.

      An investment in the Fund entails risk.

      Interest Rate Risk. The primary risk of the Fund is interest rate risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

      Maturity, Duration and Credit Risk. The increases and decreases in the value of the Fund's shares in response to changes in interest rates will generally be larger if the Fund's portfolio has a longer duration, if the Fund holds securities with longer maturities or if the Fund holds lower-quality securities.

      Prepayment Risk. In addition to the interest rate risk experienced by all fixed income securities, mortgage-backed securities are exposed to prepayment risk. Rising interest rates tend to discourage refinancings, a primary source of prepayments. As a result, in a rising interest rate environment, the average life and volatility of mortgage-backed securities will increase and their market price will decrease. Falling interest rates tend to encourage refinancings. As a result, in a falling interest rate environment, the market price of mortgage-backed securities will not increase as much as other debt securities and the cash generated by the prepayments will have to be reinvested at the lower prevailing rates. Prepayment changes may make it difficult to calculate the average maturity of a portfolio of these securities and, therefore, the ability to assess the volatility risk of the portfolio.

      There can be no guarantee that the Fund will achieve its goals.

      To reduce the Fund's risks under adverse market conditions, the Advisors may make temporary defensive investments. These investments may not be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. Eastern Time, it could be earlier on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share of the Institutional Shares is calculated by subtracting the liabilities attributable to the Institutional Shares from their proportionate share of the Fund's assets and dividing the result by the outstanding Institutional Shares.

      In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, the secur-ity is priced at its "fair value" using procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem Institutional
Shares.

HOW TO BUY INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

      You may buy Institutional Shares if you are any of the following:

      o An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution or a qualified retirement plan other than a defined contribution plan).

      o A defined contribution plan with assets of at least $75 million.

      o An investment advisory affiliate of DB Alex. Brown LLC or the Flag Investors family of funds purchasing shares for the accounts of your investment advisory clients.

      You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $500,000.
      The following are exceptions to this minimum:

      o There is no minimum initial investment for investment advisory affiliates of DB Alex. Brown LLC or the Flag Investors family of funds purchasing shares for the accounts of their investment advisory clients.

      o There is no minimum initial investment for defined contribution plans with assets of at least $75 million.

      o The minimum initial investment for all other qualified retirement plans is $1 million.

      There are no minimums for subsequent investments.

Purchases by Exchange

      You may exchange Institutional shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares of the Fund up to four times a year. The Fund may modify or terminate this offer of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

HOW TO REDEEM INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

      You may redeem Institutional Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming less than $500,000) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional shares of another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends and to distribute net capital gains on an annual basis.

Dividend Reinvestment

      Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer, or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

Taxes

      The following summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its net income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Each sale or exchange of the Fund's shares is generally a taxable event. The Fund will tell you annually how to treat dividends and distributions.

      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Fund's investment advisor and Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) ("Brown Trust" or the "Sub-Advisor") is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $14 billion of net assets as of March 31, 2000. Brown Trust is a Maryland trust company with approximately $5 billion under management as of March 31, 2000.

      ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Brown Trust. Brown Trust is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates.

      As compensation for its advisory services for the fiscal year ended December 31, 1999, ICCC received from the Fund a fee equal to 0.12% (net of fee waivers) of the Fund's average daily net assets. ICCC compensates Brown Trust out of its advisory fee. ICCC has contractually agreed to waive its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 0.45% of average daily net assets. This agreement will continue until at least April 30, 2001 and may be extended. ICCC also may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank, A.G. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The Advisor was formerly an indirect subsidiary of Bankers Trust Corporation.

      On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICCC became a subsidiary of Bankers Trust Corportion in a merger that occurred after these events took place. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

      As a result of the plea, absent an order from the SEC, ICCC may not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers

      M. Elliott Randolph, Jr., and Paul D. Corbin have shared primary responsibility for managing the Fund's assets since its inception in 1991.

      Mr. Randolph has over 25 years of investment experience. He is a Partner at Brown Trust where he has served as the Fund's portfolio manager since October 1998. Prior to that he served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

      Mr. Corbin has 22 years of investment experience. He is a Partner at Brown Trust where he has served as the Fund's portfolio manager since October 1998. Prior to that he served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance since the class began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 1999 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request. The information for the period ended December 31, 1995 and the years ended December 31, 1996 through December 31, 1998 has been audited by Deloitte & Touche LLP.


(For an Institutional Share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                                 For the Years
                                                                                     Ended
                                                                                  December 31,
                                                             ------------------------------------------------------
                                                                   1999          1998          1997          1996
                                                                   ----          ----          ----          ----
Per Share Operating Performance:
 Net asset value at beginning of period ...................    $  10.60      $  10.50     $   10.38     $   10.58
                                                               --------      --------     ---------     ---------
Income from Investment Operations:
 Net investment income ....................................        0.61          0.61          0.61          0.59
 Net realized and unrealized gain/(loss) on
   investments ............................................       (0.51)         0.11          0.13         (0.17)
                                                               --------      --------     ---------     ---------
 Total from Investment Operations .........................        0.10          0.72          0.74          0.42
                                                               --------      --------     ---------     ---------
Less Distributions:
 Distributions from net investment income .................       (0.60)        (0.61)        (0.62)        (0.62)
 Distributions in excess of net investment income .........          --         (0.01)           --            --
                                                               --------      --------     ---------     ---------
 Return of capital ........................................       (0.02)           --            --            --
 Total distributions ......................................       (0.62)        (0.62)        (0.62)        (0.62)
                                                               --------      --------     ---------     ---------
 Net asset value at end of period .........................    $  10.08      $  10.60     $   10.50     $   10.38
                                                               ========      ========     =========     =========
Total Return ..............................................        1.02%         7.07%         7.40%         4.20%
Ratios to Average Daily Net Assets:
 Expenses before waivers ..................................        0.68%         0.67%         0.72%         0.76%
 Expenses after waivers ...................................        0.45%         0.45%         0.45%         0.45%
 Net investment income ....................................        5.88%         5.81%         6.17%         6.35%
Supplemental Data:
 Net assets at end of period (000) ........................    $ 40,617      $ 45,112     $  32,056     $  17,507
 Portfolio turnover rate ..................................          47%           40%           65%           42%

                                                               For the Period
                                                              November 2, 1995(1)
                                                                   through
                                                                 December 31,
                                                             ------------------
                                                                    1995
                                                                    ----
Per Share Operating Performance:
 Net asset value at beginning of period ...................      $  10.42
                                                                 ---------
Income from Investment Operations:
 Net investment income ....................................          0.09
 Net realized and unrealized gain/(loss) on
   investments ............................................          0.12
                                                                 ---------
 Total from Investment Operations .........................          0.21
                                                                 ---------
Less Distributions:
 Distributions from net investment income .................         (0.05)
 Distributions in excess of net investment income .........            --
                                                                 ---------
 Return of capital ........................................            --
 Total distributions ......................................         (0.05)
                                                                 ---------
 Net asset value at end of period .........................      $  10.58
                                                                 =========
Total Return ..............................................         12.47%
Ratios to Average Daily Net Assets:
 Expenses before waivers ..................................          0.72%
 Expenses after waivers ...................................          0.45%(2)
 Net investment income ....................................          6.52%(2)
Supplemental Data:
 Net assets at end of period (000) ........................      $  2,186
 Portfolio turnover rate ..................................            46%

-----------
(1) Commencement of operations.
(2) Annualized.

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Sub-Advisor
BROWN INVESTMENT ADVISORY & TRUST COMPANY
Furness House
19 South Street
Baltimore, Maryland 21202

Distributor
ICC DISTRIBUTORS, INC.

Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-553-8080

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

[GRAPHIC OMITTED]

      Flag Investors o P.O. Box 515 o Baltimore, MD 21203 o (800) 767-FLAG
                             www.flaginvestors.com

--------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
(800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.

Investment Company Act File No. 811-6084             SHORTIPRS (5/00)

                       STATEMENT OF ADDITIONAL INFORMATION

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                     NOT A PROSPECTUS. IT SHOULD BE READ IN
                   CONJUNCTION WITH A PROSPECTUS WHICH MAY BE
                    OBTAINED FROM YOUR SECURITIES DEALER OR
                   SHAREHOLDER SERVICING AGENT OR BY WRITING
                          THE FUND, ONE SOUTH STREET,
                 BALTIMORE, MARYLAND 21202, OR BY CALLING (800)
                 767-FLAG. THE FUND'S FINANCIAL STATEMENTS FOR
                  THE FISCAL YEAR ENDED DECEMBER 31, 1999, AND
                   THE REPORT OF INDEPENDENT ACCOUNTANTS ARE
                    INCLUDED IN THE FUND'S ANNUAL REPORT AND
                       INCORPORATED BY REFERENCE INTO THIS
                      STATEMENT OF ADDITIONAL INFORMATION.

              Statement of Additional Information Dated May 1, 2000

                 Relating to the Prospectuses Dated May 1, 2000

                                TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----
GENERAL INFORMATION AND HISTORY...............................................................................1

INVESTMENT OBJECTIVES AND POLICIES............................................................................1

VALUATION OF SHARES AND REDEMPTION............................................................................6

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS..........................................................7

MANAGEMENT OF THE FUND........................................................................................9

INVESTMENT ADVISORY AND OTHER SERVICES.......................................................................14

DISTRIBUTION OF FUND SHARES..................................................................................15

BROKERAGE....................................................................................................18

CAPITAL STOCK................................................................................................19

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES............................................................20

INDEPENDENT ACCOUNTANT.......................................................................................21

LEGAL MATTERS................................................................................................21

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................................................23

FINANCIAL STATEMENTS.........................................................................................24

   APPENDIX..................................................................................................25

GENERAL INFORMATION AND HISTORY

         Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") is an open-end diversified management investment company. The Fund currently offers two classes of shares: Flag Investors Short-Intermediate Income Fund Class A Shares (the "Flag Investors Class A Shares") and Flag Investors Short-Intermediate Income Fund Institutional Shares (the "Flag Investors Institutional Shares") (collectively, the "Shares"). The Flag Investors Class A Shares were formerly known as the Flag Investors Shares. Prior to February 14, 1997, the Fund was known as Flag Investors Intermediate-Term Income Fund, Inc. As used herein, the "Fund" refers to Flag Investors Short-Intermediate Income Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class.

         Important information concerning the Fund is included in the Fund's Prospectuses, which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the Securities and Exchange Commission (the "SEC"). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on April 16, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its Shares under the Securities Act of 1933, as amended (the "1933 Act"), and began operations on May 13, 1991. The Fund has offered the Flag Investors Class A Shares since its inception on May 13, 1991 and the Flag Investors Institutional Shares since November 2, 1995.

         Under a license agreement dated May 10, 1991 between the Fund and Alex. Brown & Sons Incorporated (predecessor to DB Alex. Brown LLC (formerly BT Alex. Brown Incorporated)), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.

INVESTMENT OBJECTIVES AND POLICIES

         The Fund is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. In seeking this objective the Fund will, under normal circumstances, invest at least 65% of its total assets in U.S. Government Securities (including certain mortgage-backed securities) and in collateralized mortgage obligations ("CMOs") and corporate debt securities. The Fund may also invest in other asset-backed securities and (subject to an overall 20% limit) non-U.S. dollar-denominated securities. Quality criteria applicable to certain of the Fund's investments are as follows:

               Type of Permitted Investment                                      Minimum Rating(1)
               ----------------------------                                     -----------------
                                                                          S&P(2)                 Moody's(3)
                                                                          ------                 ----------
U.S. Government and Agency Securities....................                  N/A                       N/A

CMO's....................................................                  AAA                      Aaa(4)

Corporate Debt...........................................             A or better(4)            A or better(4)

Other Asset-Backed Securities............................                 AAA(4)                    Aaa(4)

Securities of Non-U.S. Governmental Issuers..............                 AAA(4)                    Aaa(4)

Securities of Designated International Organization......                 AAA(4)                    Aaa(4)

Non-Dollar U.S. Government Securities....................                 AAA(4)                    Aaa(4)

Securities of Foreign Corporations.......................                 AAA(4)                    Aaa(4)

----------
(1) In the event any security owned by the Fund is downgraded, the Fund's investment advisor will review the situation and take appropriate action, but will not be automatically required to sell any such security. For a discussion of the above ratings, see the Appendix to the Statement of Additional Information.
(2) Standard & Poor's Ratings Group.
(3) Moody's Investors Service, Inc.
(4) Or, if unrated, determined to be of comparable quality by the Fund's investment advisor.

         To meet its short-term liquidity needs, the Fund may invest in repurchase agreements in variable amount master demand notes and in commercial paper rated A-1 by S&P or Prime-1 by Moody's, or if not rated, determined to be of comparable quality by the Fund's investment advisor (the "Advisor"). For temporary defensive purposes, the Fund may invest up to 100% of its assets in such instruments.

Risk Considerations

         The market value of the Fund's debt securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding debt securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Prices of longer-term securities generally increase or decrease more sharply in response to interest rate changes than those of shorter-term securities.

         Mortgage-backed securities are subject to special risks due to the possibility that prepayments on home mortgages will alter their cash flow. During periods of declining interest rates, prepayments are passed through to holders of mortgage-backed securities who may then have to reinvest at lower interest rates. In periods of rising interest rates, prepayments tend to slow, with the result that the average life of mortgage-backed securities may be lengthened. Consequently, the possibility of prepayment makes it difficult to assess the actual maturity and duration of mortgage-backed securities, which, in turn, makes it difficult to predict both the direction and magnitude of changes in the value of mortgage-backed securities in response to changes in interest rates.

         Purchases of foreign securities may subject the Fund to additional risks associated with the holding of property abroad. Such risks include future political and economic developments, currency fluctuations, the possible withholding of tax payments, the possible seizure or nationalization of foreign assets, the possible establishment of exchange controls or the adoption of other foreign government restrictions which might adversely affect the payment of principal or interest.

U.S. Government Securities

         U.S. Government securities include obligations issued and backed by the full faith and credit of the United States Treasury, as well as obligations issued by agencies or instrumentalities of the U.S. Government (including securities of the Government National Mortgage Association ("GNMA")). These obligations may or may not be backed by the full faith and credit of the U.S. Government. Certain agencies or instrumentalities of the U.S. Government (such as the United States Postal Service) have the right to borrow from the United States Treasury to meet their obligations, but in other instances the obligations of the issuing agency or instrumentality (such as the Federal Farm Credit System and Fannie Mae are supported only by the credit of the agency or instrumentality.


Mortgage-Backed Securities

         The Fund may invest in mortgage-backed securities representing ownership interests in a pool of mortgage loans which securities are issued or guaranteed by GNMA, Fannie Mae or the Federal Home Loan Mortgage Corporation ("FHLMC").

         GNMA Certificates.

         GNMA Certificates are mortgage-backed securities that evidence an undivided ownership interest in a pool of mortgage loans. Principal and interest is paid back monthly by the borrower over the term of the underlying loans. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantees.

         The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal investment substantially before maturity of the mortgages in the pool. Because prepayment rates of individual mortgage pools vary, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family home mortgage loans with 25- to 30-year maturities (the type of mortgage underlying most GNMA Certificates) is approximately 12 years.

         FHLMC and Fannie Mae Certificates.

         The FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing through the development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues Participation Certificates that represent a pro rata share of all interest and principal payments made and owed on the underlying pool (which consists of mortgages from FHLMC's national portfolio). The FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         The Fannie Mae is a government-sponsored corporation owned by private stockholders that was established in 1938 to create a secondary market in mortgages issued by the FHA. Fannie Mae Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Fannie Mae guarantees timely payment of interest on Fannie Mae Certificates and full return of principal.

         Risk of foreclosure of the underlying mortgages is greater with FHLMC and Fannie Mae securities because, unlike GNMA securities, FHLMC and Fannie Mae securities are not backed by the full faith and credit of the U.S. Government.

         Interests in mortgage-backed securities differ from other forms of debt securities, which typically provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Mortgage-backed securities provide monthly payments to the certificate holders, consisting of both interest and principal payments, which in effect "pass-through" the monthly interest and principal payments made on the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time (such as 20 or 30 years), borrowers can repay their loans sooner and the certificate holders would receive any such prepayment of principal in addition to the principal that is part of the monthly payment. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Accordingly, during periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Because prepayment of the underlying mortgages may vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. When the prepayments of principal are included in the monthly payments to the Fund as a certificate holder, the Fund reinvests the prepaid amounts in securities, at a yield which reflects interest rates prevailing at the time. Prepayments of mortgages that underlie securities purchased at a premium could result in capital losses.

Collateralized Mortgage Obligations

         The Fund may invest in collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or Fannie Mae (collectively, "Mortgage Assets").

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Payments of principal and interest on the Mortgage Assets are commonly applied to the classes of a series of the CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. Because CMOs are collateralized by mortgage-backed securities, they are subject to similar risks and uncertainties associated with the prepayment of principal and the ability to accurately predict yield described above with respect to mortgage-backed securities.

Asset-Backed Securities

         The Fund also may invest in securities backed by assets other than mortgages, including company receivables, truck and auto loans, leases, and credit card receivables. Through the use of trusts and special purpose corporations, these types of assets are being securitized in pass-through structures similar to the mortgage pass-through structure or in pay-through structures similar to the CMO structure, both as described previously. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities do not generally have the benefit of the same security interest in the related collateral as either mortgage-backed securities or CMOs, and may therefore present certain risks not associated with such other securities. If the asset-backed security is issued in a pay-through structure similar to a CMO, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pay-through structure represents the interest in any excess cash flow remaining after making the foregoing payments, and will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Other Investment Practices

         In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described in the following paragraphs.

         Repurchase Agreements.

         The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy by the

Advisor and sub-advisor (the "Advisors"). A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Treasury only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto,
(b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

         Foreign Currency Exchange Transactions.

         The Fund is authorized to use forward foreign currency exchange contracts to protect against uncertainty in the level of future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date (which may be any fixed number of days from the date the contract is entered into by the parties) at the price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may use such forward contracts only under two circumstances; (i) if the Advisors believe the Fund should fix the U.S. dollar price of the foreign security when the Fund enters into a contract for the purchase of sale, at a future date, of a security denominated in a foreign currency;and (ii) if the Advisors believe the Fund should hedge against risk of loss in the value of those portfolio securities denominated in foreign currencies.

         Variable Amount Master Demand Notes.

         Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria discussed previously. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

         Non-U.S. Dollar-Denominated Securities.

         Non-U.S. dollar-denominated securities include debt obligations denominated in foreign or composite currencies (such as the European Currency
Unit) issued by (i) foreign national, provincial, state or municipal governments or their political subdivisions; (ii) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Steel and Coal Community); (iii) the U.S. Government (non-dollar securities only); and
(iv) foreign corporations.

         Rule 144A Securities.

         Subject to the Fund's overall investment limitations on investment in illiquid securities and restricted securities, the Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the 1933 Act, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market in these securities may affect their value. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

         Purchase of When-Issued Securities.

         The Fund may purchase securities at their current market value on a forward commitment or "when-issued" basis. A segregated account of the Fund, consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a forward commitment or "when-issued" basis only with the intention of acquiring the securities, the Fund may choose to sell the securities before the settlement date. The value of securities so purchased or sold is subject to market fluctuation and no interest accrues to the purchaser during this period.

Investment Restrictions
        The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

2) Invest more than 5% of its total assets in the securities of any single issuer or acquire more than 10% of the voting securities of any issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

3) Borrow money except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets at the time of such borrowing;

4) Invest in real estate or mortgages on real estate;

5) Purchase or sell commodities or commodities contracts provided that the Fund may invest in financial futures and options on such futures;

6) Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7) Issue senior securities; or

8) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies and may loan portfolio securities and enter into repurchase agreements.

         The following investment restrictions may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law; or

2) Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal and state securities laws).

         The percentage limitations contained in these restrictions apply at the time of purchase of securities.

VALUATION OF SHARES AND REDEMPTION

Valuation of Shares
         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) on each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

Redemption
         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares by check or wire transfer of funds. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders, the Fund will make payment of the redemption price in whole or in part by a distribution of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code.

Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described previously, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, it is not expected that any Fund distribution will qualify for the corporate dividends-received deduction.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxable on the entire amount of the dividend or distribution received, even though the net asset value per share on the date of such purchase may have reflected the amount of such distribution.

         The Fund will provide an annual statement to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale or Exchange of Fund Shares

         The sale or exchange of a Share is generally a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who
(1) has failed to provide a correct tax identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation
         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.

State and Local Tax Considerations
         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

         The Fund's Board of Directors manages the Fund's overall business and affairs. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment Advisors, distributor, custodian and transfer agent.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.


*RICHARD T. HALE, Chairman (7/17/45)
         Managing Director, Deutsche Asset Management and DB Alex. Brown LLC (formerly BT Alex. Brown Incorporated); Director and President, Investment Company Capital Corp. (registered investment advisor); Director or President, Deutsche Asset Management Family of Funds (registered investment companies); Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).

RICHARD R. BURT, Director (2/3/47)

         IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining Company (mining and exploration), HCL Technologies (information technology) and Anchor Gaming (gaming software and equipment); Director, Mitchell Hutchins family of funds and Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.); and Trustee, Flag Investors Portfolios Trust (formerly Deutsche Portfolios) (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, partner, McKinsey & Company (consulting), 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1991.

JOSEPH R. HARDIMAN, Director (5/27/37)

         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), The Nevis Fund and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now DB Alex. Brown LLC), 1985-1987; and General Partner, Alex. Brown & Sons (now DB Alex. Brown LLC), 1976-1985.

LOUIS E. LEVY, Director (11/16/32)

         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products), Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)

         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies).

REBECCA W. RIMEL, Director (4/10/51)

         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); Director and Executive Vice President, The Glenmede Trust Company. Formerly, Executive Director, The Pew Charitable Trusts; and Director, ISI Family of Funds (registered investment companies).

*TRUMAN T. SEMANS, Director (10/27/26)
         Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company); Director, Investment Company Capital Corp. (registered investment advisor) and Director and President of Virginia Hot Springs Inc. (property management). Formerly, Managing Director, BT Alex. Brown Incorporated (now DB Alex. Brown LLC); Vice Chairman, Alex. Brown & Sons Incorporated (now DB Alex. Brown LLC) and Director, ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)

         4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Director, Investment Company Administration LLC, and President, Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund Inc., The Central European Equity Fund, Inc., Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.); Trustee, Flag Investors Portfolios Trust (formerly Deutsche Portfolios); and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies); and President, The Wadsworth Group (registered investment advisor)

CARL W. VOGT, Esq., President (4/20/36)

         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Interim President of Williams College; Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment) and ISI Family of Funds (registered investment companies); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); and Director, of Flag Investors Family of Funds (registered investment companies).

CHARLES A. RIZZO, Treasurer (8/5/57)

         Director, Deutsche Asset Management. Certified Public Accountant and Certified Management Accountant. Formerly, Vice President, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1998-1999 and Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)

         Director, Deutsche Asset Management. Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1997-1999 and Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) 1992-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)

         Director, Deutsche Asset Management. Formerly, Principal, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1998-1999 and Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

----------
* Messrs. Semans and Hale are directors who are "interested persons," as defined in the 1940 Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by Investment Company Capital Corporation ("ICCC") or its affiliates. There are currently 24 funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of 19 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as Director of 21funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Hardiman, Levy, McDonald and Wadsworth serve as Directors of each of the funds in the Fund Complex. Mr. Vogt serves as President of seven of the funds in the Fund Complex. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary, and Mr. Hirsch serves as Assistant Secretary, for each of the funds in the Fund Complex. Prior to September 28, 1999, the Fund Complex included the four funds in the ISI Family of Funds.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, DB Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

        With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of DB Alex. Brown or its affiliates may be considered to have received remuneration indirectly. As compensation for his or her services as Director, each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director") and Mr. Vogt receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 1999, Independent Directors' fees attributable to the assets of the Fund totaled approximately $5,997.

        The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 1999.
                               COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------
Name of Person,                 Aggregate Compensation            Pension or Retirement      Total Compensation From the
Position                        From the Fund Payable to          Benefits Accrued As        Fund and Fund Complex payable
                                Directors for the Fiscal Year     Part of Fund Expenses      to Directors for the Fiscal Year
                                Ended December 31, 1999                                      Ended December 31, 1999(1)
------------------------------------------------------------------------------------------------------------------------------
Richard T. Hale, Chairman (2)          $   0                              $0                 $0


Truman T. Semans, Director(2)          $   0                              $0                 $0


Richard R. Burt, Director(5)           $  80(3)                            4                 $39,000 for service on 12
                                                                                             Boards in the Fund Complex

James J. Cunnane, Director(6)          $ 267(3)                            4                 $29,250 for service on 12
                                                                                             Boards in the Fund Complex

Joseph R. Hardiman, Director           $ 251                               4                 $39,000 for services on 12
                                                                                             Boards in the Fund Complex

Louis E. Levy, Director                $ 436                               4                 $49,000 for service on 12
                                                                                             Boards in the Fund Complex

Eugene J. McDonald, Director           $ 436(3)                            4                 $49,000 for service on 12
                                                                                             Boards in the Fund Complex

Rebecca W. Rimel, Director             $ 348(3)                            4                 $39,000 for service on 12
                                                                                             Boards in the Fund Complex

Carl W. Vogt, Esq., President(7)       $ 348(3)                            4                 $39,000 for service on 12
                                                                                             Boards in the Fund Complex

Robert H. Wadsworth, Director(5)       $  80(3)                            4                 $9,750 for service on 12
                                                                                             Boards in the Fund Complex

----------
(1) At December 31, 1999, there were eight funds in the Fund Complex. Prior to September 28, 1999, the Fund Complex included the four funds in the ISI Fund Complex.
(2) A Director who is an "interested person" as defined in the 1940 Act.
(3) Of the amounts payable to Messrs. Burt, Cunnane, McDonald, Vogt and Wadsworth and Ms. Rimel, $80, $267, $436, $348, $80 and $348, respectively, was deferred pursuant to a deferred compensation plan.
(4) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described in the next paragraph. The actuarially computed pension expense for the Fund for the year ended December 31, 1999 was approximately $2,351.
(5) Elected to the Fund's board effective October 7, 1999.
(6) Retired from the Fund's board effective October 7, 1999.
(7) Retired as Fund Director effective October 7, 1999. Currently President of the Fund.

         The Fund Complex has adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's Advisor or its respective affiliates (the "Directors' Retirement Plan") and a Retirement Plan for a former Director serving as the Fund's President (collectively the "Retirement Plans"). After completion of six years of service, each participant in the Retirement Plans will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plans are unfunded and unvested. The Fund currently has two participants in the Directors' Retirement Plan, a Director who retired effective December 31, 1994 and another Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex. Mr. McDonald has qualified for, but has not received, benefits

         Set forth in the next table are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described previously. The approximate credited years of service at December 31, 1999 was as follows: for Mr. Levy, 5 years; for Mr. McDonald, 7 years; for Ms. Rimel, 4 years; for Mr. Vogt, 4 years; for Mr. Hardiman, 1 year and for Mr. Burt and Mr. Wadsworth, 0 years.

Years of Service       Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------       -----------------------------------------------------------------
                               Chairmen of Audit and
                               Executive Committees              Other Participants
                               ---------------------             ------------------
6 years                                $ 4,900                        $ 3,900
7 years                                $ 9,800                        $ 7,800
8 years                                $14,700                        $11,700
9 years                                $19,600                        $15,600
10 years or more                       $24,500                        $19,500

         Any Director and the President of the Fund who receive fees from the Fund are permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Levy, McDonald, Vogt and Wadsworth and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors and the President may select from among various Flag Investors funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Code's pre-clearance requirements. In addition, the Fund's Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security, subject to certain exceptions. The Fund's Code also prohibits short term trading profits and personal investment in initial public offerings. The Fund's Code require prior approval with respect to purchases of securities in private placements.

         Access persons of The Fund's advisor, Investment Company Capital Corporation ("ICCC" or the "Advisor"), and the sub-advisor, Brown Investment Advisory & Trust, are subject to the same Code of Ethics. The Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with preclearance requirements. In addition, the Code also provides for trading "blackout periods" that prohibit trading by access persons within periods of trading by the fund in the same security, subject to certain exceptions. The Code also prohibits short-term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

         These codes of ethics are on public file with, and are available from, the SEC.

         The Fund's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

INVESTMENT ADVISORY AND OTHER SERVICES

         The Advisor is an indirect subsidiary of Deutsche Bank A.G. Brown Trust is a trust company chartered under the laws of the State of Maryland. Brown Trust is a wholly-owned subsidiary of Brown Capital Holdings Incorporated ("Brown Capital Holdings"), a Maryland corporation whose principal executive officer is Michael D. Hankin. Brown Capital Holdings is owned by management and employees of Brown Trust and outside investors. ICCC also serves as investment advisor and Brown Trust serves as sub-advisor to other funds in the Fund Complex.

         Under the Investment Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to Brown Trust provided that ICCC continues to supervise the performance of Brown Trust and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICCC or Brown Trust will at all times be subject to policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICCC without reimbursement by the Fund for any costs. Neither ICCC nor Brown Trust shall be liable to the Fund or its shareholders for any act or omission by ICCC or Brown Trust or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and Brown Trust to the Fund are not exclusive and ICCC and Brown Trust are free to render similar services to others. Investment advisory fees paid to ICCC for the last three fiscal years are shown below:

                                             Advisory Fees For the Fiscal Year Ended December 31,
-------------------------------
                                           1999                       1998                      1997
                                           ----                       ----                      ----
---------------------------------------------------------------------------------------------------------------
Contractual Fee                          $317,059                   $323,196                  $268,092
---------------------------------------------------------------------------------------------------------------
Less amount waived                      ($212,106)                 ($208,010)                ($203,590)
---------------------------------------------------------------------------------------------------------------
Fee after waivers                        $104,953*                  $115,186*                 $ 64,502*
---------------------------------------------------------------------------------------------------------------

----------
* Absent fee waivers for the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997, the Fund's Total Operating Expenses would have been 0.93%, 0.93% and 0.96%, respectively, of the Flag Investors Class A Shares' average daily net assets.

         For the period from December 31, 1998 through December 31, 1999, Brown Trust received $70,413 (net of fee waivers of $137,869) for sub-advisory services.

         As compensation for its services, ICCC receives an annual fee from the Fund, payable monthly, at the following annual rates based upon the Fund's average daily net assets: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of that portion in excess of $1.5 billion. ICCC has contractually agreed to reduce its annual fee, if necessary, or to reimburse expenses of the Fund to the extent so that the Fund's annual expenses do not exceed 0.70% of the Flag Investors Class A Shares' average daily net assets and 0.45% of the Flag Investors Institutional Shares' average daily net assets. This agreement will continue until at least April 30, 2001 and may be extended.

         As compensation for providing sub-advisory services, Brown Trust is entitled to receive a fee from ICCC, calculated daily and payable monthly at the following annual rates based upon the Fund's average daily net assts: 0.23% of the first $1 billion , 0.20% of the next $500 million and 0.16% of that portion in excess of $1.5 billion. Brown Trust has agreed to waive its fees in proportion to any fee waivers by ICCC.

         Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICCC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940
Act). The Sub-Advisory Agreement has similar termination provisions.

         In addition to its services as Advisor, ICCC also provides accounting services to the Fund and serves as the Fund's transfer and dividend disbursing agent. An affiliate of ICCC provides custody services. (See "Custodian, Transfer Agent and Accounting Services.")

DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement").

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.

         ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including DB Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates, will provide compensation out of their own resources for ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.

         As compensation for providing distribution services for the Flag Investors Class A Shares as described previously, ICC Distributors receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Flag Investors Class A Shares. ICC Distributors expects to allocate most of its annual fee to Participating Dealers and Shareholder Servicing Agents. ICC Distributors receives no compensation for distributing the Flag Investors Institutional Shares.


         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

-------------------------------------------------------------------------------------------------------------------
                   Class                                         Fiscal Year Ended December 31,
                                              ---------------------------------------------------------------------
                                                      1999                   1998                    1997
                                                      ----                   ----                    ----
Flag Investors Class A Shares 12b-1 Fee            $113,276(1)           $124,577(1)             $136,962(2)
-------------------------------------------------------------------------------------------------------------------

------------
(1) Received by ICC Distributors.
(2) Of this amount, Alex Brown & Sons, the distributor prior to August 31, 1997, received $93,060 and ICC Distributors, the distributor effective August 31, 1997, received $43,902.

         Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Fund's Flag Investors Class A Shares (the "Plan"). Under the Plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose.

         In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plan may be terminated at any time upon 60-days' notice, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock").

         During the continuance of the Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to ICC Distributors pursuant to the Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plan with respect to shares held by or on behalf of customers of such entities. Payments under the Plan are made as described previously regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares is less than 0.25% of the Flag Investors Class A Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by ICC Distributors. The Plan does not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to the class of the Fund. In return for payments received pursuant to the Plan for the last three years, the fund's distributor paid the distribution-related expenses of the Fund including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying, or other financing charges.

         The Fund's distributor received commissions on the sale of Class A Shares (of which only a portion was retained) in the following amounts:

                                                     Fiscal Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------
Class                           1999                              1998                             1997
-----                           ----                              ----                             ----
                   --------------------------------------------------------------------------------------------------
                       Received       Retained         Received         Retained         Received        Retained
---------------------------------------------------------------------------------------------------------------------
Flag Investors
Class A Shares
Commissions           $25,126(1)        $0(1)         $35,645(1)          $0(1)          $13,144(2)      $6,190(2)
---------------------------------------------------------------------------------------------------------------------

----------
(1) By ICC Distributors.
(2) Of this amount, Alex Brown & Sons, the distributor prior to August 31, 1997, received $6,926 and ICC Distributors, the distributor effective August 31, 1997 received $6,188.

General Information

         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors or ICCC.

BROKERAGE
         ICCC is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICCC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisor in any transaction in which they act as a principal.

         If affiliates of the Advisor are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ICCC's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ICCC may, in its discretion, effect brokerage transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by ICCC to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ICCC with clients other than the Fund. Similarly, any research services received by ICCC through placement of portfolio transactions of other clients may be of value to ICCC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICCC by a broker-dealer. ICCC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICCC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICCC's investment advice. ICCC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICCC's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ICCC is also authorized to pay broker-dealers other than affiliates of the Advisor higher commissions than other brokers might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors. For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997, ICCC directed no brokerage transactions to broker-dealers and paid no related commissions because of research services provided to the Fund.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through affiliates of the Advisor. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to affiliates of the Advisor must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC to furnish reports and to maintain records in connection with such reviews. For the fiscal years ended December 31, 1999 and 1998, and for the period from September 1, 1997 through December 31, 1997, the Fund did not pay brokerage commissions to DB Alex. Brown LLC or its affiliates. For the period from January 1, 1997 through August 31, 1997, the Fund did not pay brokerage commissions to Alex. Brown & Sons Incorporated. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 1999, the Fund held a 6.25%, 2/1/03 corporate note issued by Goldman Sachs Group and a 2.0% repurchase agreement issued by Goldman Sachs & Co. valued at $8,556,500. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

         ICCC manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICCC. ICCC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

CAPITAL STOCK

         The Fund is authorized to issue 85 million shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of shares: Flag Investors Short-Intermediate Income Fund Class A Shares, Flag Investors Short-Intermediate Income Fund Class B Shares, Flag Investors Short-Intermediate Income Fund Class C Shares and Flag Investors Short-Intermediate Income Fund Institutional Shares. The Flag Investors Class B Shares and the Flag Investors Class C Shares are not currently being offered. Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust"), 130 Liberty Street, New York, New York 10006, has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended December 31, 1999, Bankers Trust was paid $36,813 as compensation for providing custody services to the Fund. Investment Company Capital Corp. serves as the Fund's transfer and dividend disbursing agent and provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICCC. As compensation for providing dividend and transfer agency services, the Fund pays ICCC up to $16.61 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended December 31, 1999, ICCC received transfer agency fees of $27,452.

         As compensation for providing accounting services, ICCC receives an annual fee, calculated daily and paid monthly, as shown below.

         Average Net Assets                    Incremental Annual Accounting Fee

$          0    -    $   10,000,000                $15,000 (fixed fee)
$ 10,000,000    -    $   25,000,000                0.080%
$ 25,000,000    -    $   50,000,000                0.077%
$ 50,000,000    -    $   75,000,000                0.050%
$ 75,000,000    -    $  100,000,000                0.030%
$100,000,000    -    $  500,000,000                0.020%
$500,000,000    -    $1,000,000,000                0.008%
over $1,000,000,000                                0.003%

         In addition, the Fund reimburses ICCC for certain out-of-pocket expenses. For the fiscal year ended December 31, 1999, ICCC received accounting fees of $62,427.

INDEPENDENT ACCOUNTANT

         The independent accountant for the Fund is PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland, 21201. For the period ended December 31, 1991 and for the fiscal years ended December 31, 1992 through December 31, 1998, the annual financial statements of the Fund were audited by Deloitte & Touche LLP, located at Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540.

         On December 15, 1999, at a regular meeting of the Board of Directors, the Audit and Compliance Committees and the Board of Directors of the Fund participated in and approved the decision to change the Fund's independent auditors from Deloitte & Touche LLP to PricewaterhouseCoopers LLP for the Fund's fiscal year ended December 31, 1999.

         The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with the Fund's audits for the two most recent fiscal years and through December 13, 1999, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         During the two most recent fiscal years and through December 13, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

LEGAL MATTERS

         Morgan, Lewis & Bockius LLP acts as counsel to the Fund.

PERFORMANCE INFORMATION
         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations
         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

         P(1 + T)n = ERV

         Where:    P = a hypothetical initial payment of $1,000
                   T = average annual total return
                   n = number of years (1, 5 or 10)
                 ERV = ending redeemable value at the end of the 1-, 5-,
                       or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of a Series or class). In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectuses on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended December 31, 1999 were as follows:

                               One-Year Period Ended          Five-Year Period Ended            Inception Through
                                 December 31, 1999              December 31, 1999               December 31, 1999
                                 -----------------              -----------------               -----------------
                              Ending                        Ending          Average        Ending         Average
                            Redeemable                    Redeemable     Annual Total    Redeemable     Annual Total
Class                         Value       Total Return       Value          Return          Value          Return
-----                         -----       ------------       -----          ------          -----          ------
Flag Investors Class A       $  992         (0.81)%         $1,364           6.40%         $1,667          6.10%
5/13/91*

Flag Investors               $1,010          1.02%            N/A             N/A          $1,235          5.20%
Institutional Class-
11/2/95*

------
*  Inception Date.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA/Weisenberger or Morningstar Inc., or with the performance of the Lehman Brothers Intermediate Aggregate Bond Index, the Lehman Brothers Government Intermediate-Term Bond Index or the Merrill Lynch 1-3 Year Treasury Index, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

         For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations
         The Fund's yield for the Flag Investors Class A Shares and the Flag Investors Institutional Shares for the 30-day period ended December 31, 1999 was 6.10% and 6.45%, respectively, and was computed in the following manner. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rates for the fiscal years ended December 31, 1999, 1998 and 1997, were 47%, 40% and 65%, respectively. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of April 4, 2000, to Fund management's knowledge, DB Alex. Brown beneficially owned less than 1% of the Fund's total outstanding Shares and directors and officers as a group, owned less than 1% of the Fund's total outstanding Shares. As of April 4, 2000, to Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of the Fund:

                                                               Owned of      Beneficially
Name and Address                                                Record          Owned          Percentage Owned
----------------                                                ------          -----          ----------------
Mercantile TR                                                     X                         5.21% of Class A Shares
U/A 08/01/96
Keswick Pension Plan
FBO Keswick Home Pension Plan
766 Old Hammonds Ferry Road Linthicum, MD  21090

Chase Manhattan Bank TR                                           X                         7.03% of Institutional
Wells Aluminum Corp                                                                                 Shares
Master Trust 29400333
4 New York Plaza
New York, NY 10004-2413


DB Alex. Brown LLC                                                X                                80.53% of
FBO 250-10788-16                                                                             Institutional Shares
PO Box 1346
Baltimore, MD 21203-1346


Wexford Clearing Services Corp                                    X                          7.16% Class A Shares
FBO Gettysburg Hospital Operating Investment
Attn: Richard A. Harley CFO
147 Gettys Street
Gettysburg, PA 17325-2534

FINANCIAL STATEMENTS

         The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements.

         The financial statements for the Fund for the period ended December 31, 1999, are incorporated herein by reference to the Fund's Annual Report dated December 31, 1999. A copy of the Fund's Annual Report must accompany this Statement of Additional Information. The annual financial statements are audited by the Fund's independent accountants.

                                    APPENDIX

                        Corporate Bond Rating Definitions
--------------------------------------------------------------------------------

Standard & Poor's Ratings Group

AAA - Highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances different from AAA issues only to a small degree.

A - Strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
--------------------------------------------------------------------------------

Moody's Investors Service, Inc.

Aaa - Judged to be of the best quality. Carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A - Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                       Commercial Paper Rating Definitions
--------------------------------------------------------------------------------

Standard & Poor's Ratings Group

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong" safety characteristics. Those rated A-1 reflect a "strong" degree of safety regarding timely payment.
--------------------------------------------------------------------------------

Moody's Investors Service, Inc.

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.